UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 21, 2009

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

6901 PROFESSIONAL PKWY. EAST, SUITE 200, SARASOTA, FLORIDA	34240

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(941) 556-2601

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In May 2008, the FASB issued FSP APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”). FSP APB 14-1 requires issuers to separately account for the liability and equity components of covered convertible debt instruments to reflect the issuer's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods.  We adopted FSP APB 14-1 on January 1, 2009, and are required to apply this standard on a retrospective basis.   Adoption of FSP APB 14-1 resulted in the following non-cash reductions in basic and diluted earnings per common share from continuing operations.

Roper Industries, Inc. and Subsidiaries
Supplemental Condensed Consolidated Statements of Earnings Information (unaudited)
Calendar Period Presentation
(Amounts in thousands, except per share data)

	2007					2008
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year

Net earnings from continuing operations, as reported	$ 51,434	$ 61,229	$ 65,140	$ 72,230	$ 250,033	$ 63,582	$ 75,673	$ 75,199	$ 72,061	$ 286,515

Adjustments to reflect the impact of adopting FASB Staff Position (FSP) No. APB 14-1:
Incremental interest expense (1)	(1,622)	(1,650)	(1,679)	(1,709)	(6,660)	(1,739)	(1,769)	(1,800)	(1,831)	(7,139)
Tax effect of incremental interest expense	568	578	588	598	2,332	608	619	630	641	2,498

Net earnings from continuing operations, as restated	$ 50,380	$ 60,157	$ 64,049	$ 71,119	$ 245,705	$ 62,451	$ 74,523	$ 74,029	$ 70,871	$ 281,874

Net earnings from continuing operations, per share, as reported, before restatement for impact of adopting FASB Staff Position (FSP) No. APB 14-1
Basic	$ 0.59	$ 0.69	$ 0.74	$ 0.81	$ 2.83	$ 0.71	$ 0.85	$ 0.84	$ 0.80	$ 3.20
Diluted	$ 0.56	$ 0.66	$ 0.70	$ 0.77	$ 2.68	$ 0.68	$ 0.80	$ 0.80	$ 0.78	$ 3.06

Net earnings from continuing operations, per share, as adjusted, after restatement for impact of adopting FASB Staff Position (FSP) No. APB 14-1
Basic	$ 0.57	$ 0.68	$ 0.72	$ 0.80	$ 2.78	$ 0.70	$ 0.83	$ 0.83	$ 0.79	$ 3.15
Diluted	$ 0.55	$ 0.65	$ 0.68	$ 0.76	$ 2.64	$ 0.67	$ 0.79	$ 0.79	$ 0.77	$ 3.01

Weighted average common and common
equivalent shares outstanding:
Basic	87,918	88,359	88,575	88,698	88,390	89,037	89,476	89,629	89,726	89,468
Diluted	92,300	92,915	93,559	93,916	93,229	93,447	94,398	94,251	92,336	93,699

(1) - represents the incremental interest expense resulting from the amortization of the equity component of our convertible notes.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.
(Registrant)

BY:	/s/ John Humphrey
	John Humphrey, Vice President and Chief Financial Officer	Date: April 21, 2009